LITMAN GREGORY FUNDS TRUST

Supplement dated September 7, 2022 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 29, 2022, as supplemented

Notice to Existing and Prospective Shareholders of the iMGP Dolan McEniry Corporate Bond Fund:

AUTOMATIC CONVERSION OF INVESTOR CLASS SHARES TO

INSTITUTIONAL CLASS SHARES

At a meeting held on September 7, 2022, the Board of Trustees of Litman Gregory Funds Trust (the “Trust”) approved the automatic conversion (the “Conversion”) of the Investor Class shares of the iMGP Dolan McEniry Corporate Bond Fund (the “Fund”) into Institutional Class shares of the Fund, and the concurrent termination of the Fund’s Investor Class shares. The conversion and termination are expected to occur on or about September 30, 2022 (the “Conversion Date”). The Conversion Date may be changed without notice at the discretion of the Trust’s officers. The Fund will not accept any purchases of the Investor Class shares after September 7, 2022.

At any time prior to the Conversion Date, Investor Class shareholders of the Fund may redeem their Investor Class shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Shareholder Services – How to Sell Shares” in the Prospectus. On the Conversion Date, all outstanding Investor Class shares of the Fund will be redesignated as Institutional Class shares of the Fund. You will own the same number of shares of the Fund immediately before and immediately after the Conversion. The Conversion of your shares does not constitute a purchase or sale of shares, and should not result in the recognition of any gain or loss on those shares.

Investor Class shareholders will not pay any sales charge, fee or other charge in connection with the Conversion. Upon the Conversion, the converted Investor Class shares will be subject to the net annual fund operating expenses charged to Institutional Class shares, which have been the same or lower than those of the Investor Class shares for the Fund.

The Board of Trustees of the Trust also approved a change to the minimum initial investment amount for the Fund’s Institutional Class shares. Effective upon the Conversion Date, the minimum initial investment amount for retirement accounts for the Institutional Class shares of the Fund will be changed from $5,000 to $1,000.

Following the Conversion Date, all references to Investor Class shares for the Fund are deleted in their entirety from the Fund’s Prospectus, Summary Prospectus and SAI and all references to minimum initial investment for the Fund’s Institutional Class shares are revised as noted above.

If you have any questions regarding these changes, please contact the Trust at 1-800-960-0188.

Please keep this Supplement with your Prospectus, Summary Prospectus and

Statement of Additional Information.